UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 27, 2006

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                                                 Maryland                                        1-11533                                      74-2123597

                                    (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

                                           of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 2 Pages

ITEM 1.01.  Entry into a Material Definitive Agreement

On April 27, 2006, Parkway Properties, Inc. (the "Company") entered into a First Amended and Restated Credit Agreement with a consortium of 10 banks with Wachovia Bank, National Association as Agent; PNC Bank, National Association as Syndication Agent; Bank of America, N.A., JPMorgan Chase Bank, N.A, and Wells Fargo Bank, National Association as Co-Documentation Agents; and other banks as participants.  The First Amended and Restated Credit Agreement provides for a $200 million unsecured credit facility (the "$200 million line"), which is comprised of a $60 million term loan maturing in April 2011 and a $140 million revolving credit facility maturing in April 2010 with a one-year extension option available at maturity.  The $200 million line replaces the existing $190 million unsecured revolving credit facility, which was to mature February 2007.  The interest rate on the $200 million line is based on LIBOR plus 80 to 130 basis points, depending upon overall Company leverage (with the current rate set at 115 basis points which is equivalent to a total rate of 6.14% at April 27, 2006).  The Company paid a facility fee of $200,000 (10 basis points) and origination fees of $688,000 (34.4 basis points) upon closing of the loan agreement.  Additionally, the Company pays an annual administration fee of $35,000 and fees on the unused portion of the revolver ranging between 12.5 and 20 basis points based upon overall Company leverage (with the current rate set at 12.5 basis points).  The increased size of the line affords the Company greater financial flexibility and capacity while accommodating the Company's growth.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

ITEM 9.01.     Financial Statements and Exhibits

(c)        Exhibits.

(10)      First Amended and Restated Credit Agreement by and among Parkway Properties LP, a Delaware limited partnership; Wachovia Bank, National Association, as Agent; PNC Bank, National Association, as Syndication Agent; Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as Co-Documentation Agents and the Lenders dated April 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 28, 2006

PARKWAY PROPERTIES, INC.

By: /s/ Mandy M. Pope

     Mandy M. Pope

     Chief Accounting Officer

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